SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  November 26, 2001


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of June 1, 2001 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-10A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-18               74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          200 Vesey Street, 20th floor
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-10A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of June 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as Trustee. On November 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 26, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   THE CHASE MANHATTAN BANK, not in its
                   individual capacity but solely as Securities Adaministrator under the Agreement referred to herein


Date:  December 3, 2001         By:   /s/ Karen Schluter
                                 Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 26, 2001



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-10A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                          Realized   Deferred       Principal
Class          Value       Balance          Principal      Interest              Total         Losses     Interest        Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1      210,508,000.00     201,222,141.47    8,674,766.32  1,048,031.99   9,722,798.31        0.00        0.00      192,547,375.15
IA2          336,559.00         335,951.43          135.35          0.00         135.35        0.00        0.00          335,816.08
IIA1      73,337,000.00      69,094,163.78    4,151,219.70    388,654.67   4,539,874.37        0.00        0.00       64,942,944.08
IIA2         335,372.00         334,372.08        7,181.77          0.00       7,181.77        0.00        0.00          327,190.31
B1         7,526,000.00       7,511,352.78        3,695.40     40,045.53      43,740.93        0.00        0.00        7,507,657.38
B2         3,762,000.00       3,754,678.33        1,847.21     20,017.44      21,864.65        0.00        0.00        3,752,831.12
B3         2,257,000.00       2,252,607.39        1,108.23     12,009.40      13,117.63        0.00        0.00        2,251,499.16
B4           902,000.00         900,244.51          442.90      4,799.50       5,242.40        0.00        0.00          899,801.61
B5         1,052,000.00       1,049,952.64          516.55      5,597.65       6,114.20        0.00        0.00        1,049,436.09
B6         1,062,605.00       1,060,537.14          521.53      5,654.08       6,175.61        0.00        0.00        1,060,015.61
R                100.00               0.00            0.00          0.00           0.00        0.00        0.00                0.00
TOTALS   301,078,636.00     287,516,001.55   12,841,434.96  1,524,810.26  14,366,245.22        0.00        0.00      274,674,566.59

IA3       38,055,358.00               0.00            0.00    188,023.44     188,023.44        0.00        0.00                0.00
IIA3       7,594,054.00               0.00            0.00     41,554.92      41,554.92        0.00        0.00                0.00

-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                        Current
                         Beginning                                                   Ending              Class        Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                           Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1       86358RDE4   955.88833427     41.20872518     4.97858509     46.18731027    914.67960909         IA1        6.250000 %
IA2       86358RDF1   998.19475931      0.40215831     0.00000000      0.40215831    997.79260100         IA2        0.000000 %
IIA1      86358RDH7   942.14603515     56.60471113     5.29957143     61.90428256    885.54132402         IIA1       6.750000 %
IIA2      86358RDJ3   997.01847501     21.41433990     0.00000000     21.41433990    975.60413511         IIA2       0.000000 %
B1        86358RDL8   998.05378421      0.49101780     5.32095801      5.81197582    997.56276641         B1         6.397600 %
B2        86358RDM6   998.05378256      0.49101808     5.32095694      5.81197501    997.56276449         B2         6.397600 %
B3        86358RDN4   998.05378378      0.49101905     5.32095702      5.81197607    997.56276473         B3         6.397600 %
B4        N/A         998.05378049      0.49101996     5.32095344      5.81197339    997.56276053         B4         6.397600 %
B5        N/A         998.05384030      0.49101711     5.32096008      5.81197719    997.56282319         B5         6.397600 %
B6        N/A         998.05397114      0.49080326     5.32096122      5.81176448    997.56316788         B6         6.397600 %
R         86358RDP9     0.00000000      0.00000000     0.00000000      0.00000000      0.00000000         R          6.250000 %
TOTALS                954.95318223     42.65143197     5.06449172     47.71592369    912.30175026

IA3       86358RDG9     0.00000000      0.00000000     4.94078758      4.94078758      0.00000000         IA3        6.250000 %
IIA3      86358RDK0     0.00000000      0.00000000     5.47203378      5.47203378      0.00000000         IIA3       6.820000 %

----------------------------------------------------------------------------------------------------   ----------------------------

                                       -6-

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-10A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001



Beginning Class IA3 Balance                              36,100,500.92
Approximate Class IA3 Ending Balance                     34,679,146.55
IA3 Factor                                               0.9112815742

Beginning Class IIA3 Balance                              7,311,716.80
Approximate Class IIA3 Ending Balance                     7,072,772.09
IIA3 Factor                                              0.9313568340

Total Scheduled Principal Amounts                           141,376.36
Group 1 Scheduled Principal Amounts                         101,740.73
Group 2 Scheduled Principal Amounts                          39,635.63

Total Unscheduled Principal Amounts                      12,700,058.82
Group 1 Unscheduled Principal Amounts                     8,578,994.85
Group 2 Unscheduled Principal Amounts                     4,121,063.97

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00
Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00

Ending Principal Balance                              274,674,566.99
Group 1 Ending Principal Balance                      205,127,110.62
Group 2 Ending Principal Balance                       69,547,456.37

Ending Non-Ap Pool Principal Balance                  274,011,560.30
Group 1 Ending Non-Ap Pool Principal Balance          204,791,294.34
Group 2 Ending Non-Ap Pool Principal Balance           69,220,265.96

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00

Fraud Loss Limit                                        6,051,032.00
Bankruptcy Loss Loss Limit                                150,034.00
Special Hazard Loss Loss Limit                          6,769,191.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00

Servicing Fees                                                 66,814.93
Master Servicing Fee (including Retained Interest)              3,169.53
Trustee Fees                                                    1,437,58
Class 2A1 Insurance Premium                                     4,030.49


                                      -7-

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-10A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001

Sec. 4.03(ix)

        Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                 Group 1
                -------------
                Category                Number       Principal Balance               Percentage
                1 Month                  3              985,165.55                  0.48 %
                2 Month                  0                    0.00                  0.00 %
                3 Month                  1            1,162,864.59                  0.57 %
                Total                    4            2,148,030.14                  1.05 %


                 Group 2
                -------------
                Category                Number       Principal Balance               Percentage
                1 Month                  2            1,369,554.76                  1.97 %
                2 Month                  1              397,586.19                  0.57 %
                3 Month                  0                    0.00                  0.00 %
                 Total                   3            1,767,140.95                  2.54 %

                 Group Totals
                -------------
                Category                Number       Principal Balance               Percentage
                1 Month                  5            2,354,720.31                  0.86 %
                2 Month                  1              397,586.19                  0.14 %
                3 Month                  1            1,162,864.59                  0.42 %
                 Total                   7            3,915,171.09                  1.42 %



        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                 Group 1
                 -----------
                 Number                 Principal Balance               Percentage
                     0                      0.00                 0.00 %

                 Group 2
                 -----------
                 Number                 Principal Balance               Percentage
                   0                      0.00                 0.00 %

                Group Totals
                 -----------
                 Number                 Principal Balance               Percentage
                   0                      0.00                 0.00 %

        Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

                 Group 1
                 -----------
                 Number                 Principal Balance               Percentage
                     0                      0.00                 0.00 %

                 Group 2
                 -----------
                 Number                 Principal Balance               Percentage
                   0                      0.00                 0.00 %

                Group Totals
                 -----------
                 Number                 Principal Balance               Percentage
                   0                      0.00                 0.00 %

                                      -8-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-10A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001

Aggregate Outstanding Interest Shortfalls

Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class ia3 shortfall                             0.00

Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iia3 shortfall                            0.00

Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class ia3 shortfall                             0.00
Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iia3 shortfall                            0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00



If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Nadezhka  Thomas
                   JPMorgan Chase Bank  - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-8744
                         Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------


